EXHIBIT 10(e)(2)

                                AMENDMENT NO 1
                                      TO
                               1997 RESTATEMENT
                                      OF
                               XEROX CORPORATION
                  UNFUNDED RETIREMENT INCOME GUARANTEE PLAN



                             W I T N E S S E T H:
                             - - - - - - - - - -

WHEREAS, Xerox Corporation (the "Company") has adopted the Unfunded Retirement Income Guarantee Plan, which is presently set forth in the "1997 Restatement of Xerox Corporation Unfunded Retirement Income Guarantee Plan," (the "Plan")

WHEREAS, the Company desires to amend the Plan,

NOW THEREFORE, the Plan is hereby amended as follows:

1.  Section 1.2 is hereby amended to read in its entirety as follows:

    "SECTION 1.2. AVERAGE MONTHLY COMPENSATION. Shall be determined under Article 1 of the Funded Plan, without regard to the dollar limitation contained therein; and, notwithstanding the above, shall also include any compensation provided under the Xerox Corporation CEO Challenge Bonus Program."

The effective date of this amendment is as of the date hereof. In all other respects the Plan shall remain unchanged.

IN WITNESS WHEREOFF, the Company has caused this Amendment to be executed and its corporate seal duly affixed this 17th day of March, 2000.

                                         XEROX CORPORATION



                                         BY: /s/ Patricia M. Nazemetz
                                             ---------------------------
                                                    Vice President
ATTEST:



/s/ Martin S. Wagner
-------------------------
   Assistant Secretary